MULTI-MANAGER SMALL CAP FUND

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER SMALL CAP FUND

SUPPLEMENT DATED MAY 22, 2014 TO

SUMMARY PROSPECTUS DATED JULY 31, 2013

(AS REVISED JANUARY 10, 2014)

At a shareholder meeting on May 19, 2014, shareholders of the Fund approved a new management agreement between the Fund and its investment adviser to provide the Fund with investment advisory and administration services under a single agreement and fee structure.

Effective June 30, 2014, the information under the sections entitled “Fees and Expenses of the Fund” and “Example” on page 1 of the Summary Prospectus is amended and restated as follows to reflect new total annual fund operating expenses.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	1.08%
Other Expenses	0.08%
Transfer Agency Fees	0.02%
Other Operating Expenses	0.06%
Acquired Fund Fees & Expenses(2)	0.04%
Total Annual Fund Operating Expenses(3)	1.20%
Expense Reimbursement(4)	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	1.14%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including money market funds, other mutual funds and business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund to the extent the “Total Annual Fund Operating Expenses” exceed 1.10%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” will be higher than the contractual limitation as a result of certain Fund expenses, including but not limited to Acquired Fund Fees and Expenses, that are not reimbursed. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$375	$654	$1,449

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NF SPT MMSC (5/14)

NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED JANUARY 10, 2014, TO SUMMARY PROSPECTUS DATED JULY 31, 2013 (SUMMARY PROSPECTUS DATED OCTOBER 15, 2013 FOR MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND)

Effective January 1, 2014, The Northern Trust Company of Connecticut (“NTCC”), a subsidiary of Northern Trust Corporation, was reorganized into Northern Trust Investments, Inc. (“NTI”), also a subsidiary of Northern Trust Corporation. NTCC and NTI served jointly as investment advisers to the Multi-Manager Funds. NTI assumed the responsibilities of NTCC as investment adviser under the advisory agreement with Northern Funds (the “Trust”) with respect to each of the Multi-Manager Funds: the Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager High Yield Opportunity Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund and Multi-Manager Small Cap Fund (collectively, the “Multi-Manager Funds”). The fees payable by the Trust under the agreement, the personnel who manage the Multi-Manager Funds and the services provided to the Multi-Manager Funds remain unchanged as a result of the assumption of these responsibilities. NTI also assumed the responsibilities of NTCC under the sub-advisory agreements in place among NTI, NTCC and each of the sub-advisers to the Multi-Manager Funds.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NF SUM MMF (1/14)

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS

Multi-Manager Small Cap Fund

Summary Prospectus | July 31, 2013	Ticker: NMMSX
(as revised January 10, 2014)

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2013, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily smaller market capitalization equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Other Expenses	0.31%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.06%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.42%
Expense Reimbursement(2)	(0.31)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.11%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.10%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$419	$747	$1,675

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the capitalization of companies in the Russell 2000® Index or the S&P SmallCap 600® Index. Securities of companies whose capitalization no longer meets this definition after purchase may continue to be considered securities of small capitalization companies and held in the Fund. As of May 31, 2013, the market capitalization of the companies in Russell 2000 Index was between $129 million and $3.3 billion. As of May 31, 2013, the market capitalization of the companies in the S&P SmallCap 600 Index

NF SUM MMSC (1/14)	SUMMARY PROSPECTUS	1	MULTI-MANAGER SMALL CAP FUND

was between $70.0 million and $3.7 billion. The sizes of companies in the Indices change with market conditions. In addition, changes to the composition of the Russell 2000 Index and the S&P SmallCap 600 Index can change the market capitalization ranges of the companies in the Indices. The Fund is not limited to the equity securities included in the Russell 2000 Index or the S&P SmallCap 600 Index and may invest in other equity securities that meet the sub-advisers’ criteria discussed below.

While the Fund invests at least 80% of its net assets in equity securities of small capitalization companies, it may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations that are higher or lower than the ranges of the Russell 2000 Index or the S&P SmallCap 600 Index.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The Fund may make significant investments in initial public offerings (“IPOs”).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell Company does not endorse any of the securities in the Russell 2000 Index. Standard & Poor’s Financial Services LLC does not endorse any of the securities in the S&P SmallCap 600. They are not sponsors of the Multi-Manager Small Cap Fund and are not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

IPO RISK is the risk that the market value of shares of IPOs will fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

MULTI-MANAGER SMALL CAP FUND	2	SUMMARY PROSPECTUS

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2013 is 16.22%. For the periods shown in the bar chart above, the highest quarterly return was 22.06% in the second quarter of 2009, and the lowest quarterly return was (26.27)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	5-Year	Since Inception
Multi-Manager Small Cap Fund	6/22/06
Return before taxes		14.31%	1.88%	2.90%
Return after taxes on distributions		13.84%	1.45%	2.27%
Return after taxes on distributions and sale of Fund shares		9.93%	1.54%	2.30%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		16.35%	3.56%	4.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager Small Cap Fund. Cardinal Capital Management, L.L.C., Denver Investment Advisors LLC, Hotchkis and Wiley Capital Management, LLC, Riverbridge Partners, LLC and Summit Creek Advisors, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	January 2012
Jessica K. Hart	Senior Vice President	June 2009
Cardinal Capital Management, L.L.C.
Amy K. Minella	Managing Partner and Portfolio Manager	February 2011
Eugene Fox	Partner and Portfolio Manager	February 2011
Robert B. Kirkpatrick, CFA	Partner and Portfolio Manager	February 2011
Rachel D. Matthews	Partner, Analyst and Portfolio Manager	February 2011
Denver Investment Advisors LLC
Troy Dayton, CFA	Partner, Director of Value Research, Portfolio Manager and Research Analyst	June 2010
Mark M. Adelmann, CFA	Partner, Portfolio Manager and Research Analyst	June 2010
Derek R. Anguilm, CFA	Partner, Portfolio Manager and Research Analyst	June 2010
Lisa Z. Ramirez, CFA	Partner, Portfolio Manager and Research Analyst	June 2010
Hotchkis and Wiley Capital Management, LLC
James B. Miles	Portfolio Manager and Principal	June 2010
David E. Green, CFA	Portfolio Manager and Principal	June 2010
Riverbridge Partners, LLC
Mark A. Thompson	Chief Investment Officer and Portfolio Manager	March 2010
Rick D. Moulton, CFA	Principal and Portfolio Manager	March 2010
Dana L. Feick, CFA	Principal and Associate Portfolio Manager	March 2010
Summit Creek Advisors, LLC
Joseph J. Docter, CFA	Co-Founder and Senior Portfolio Manager	March 2013
Adam N. Benson, CFA	Co-Founder and Senior Portfolio Manager	March 2013

SUMMARY PROSPECTUS	3	MULTI-MANAGER SMALL CAP FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER SMALL CAP FUND	4	SUMMARY PROSPECTUS